November 3, 2010

Dreyfus Investment Portfolios:

-Small Cap Stock Index Portfolio

Supplement to Prospectus

dated May 1, 2010

The following information supersedes and replaces any contrary information contained in the section of the fund's Prospectus entitled "Fund Summary – Portfolio Management":

Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the fund's primary portfolio managers.  Thomas Durante, CFA, has been a primary portfolio manager of the fund since September 2003. Mr. Durante is a portfolio manager with Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus, and has been employed by Dreyfus since 1982.  Ms. Wong and Mr. Brown have been primary portfolio managers of the fund since November 2010.  Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000.  Mr. Brown is a director of equity portfolio management with Mellon Capital, where he has been employed since 1995.

            The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Fund Details - Management”:

Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the primary portfolio managers of the fund.  Mr. Durante has been the primary portfolio manager of the fund since September 2003 and has been employed by Dreyfus since August 1982. He has also been a portfolio manager with Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus since January 2000.  Ms. Wong and Mr. Brown have been primary portfolio managers of the fund since November 2010.  Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000.  Mr. Brown is a director of equity portfolio management with Mellon Capital, where he has been employed since 1995.  Ms. Wong and Mr. Brown have been dual employees of Dreyfus and Mellon Capital since April 2005.

November 3, 2010

Dreyfus Investment Portfolios:

-Small Cap Stock Index Portfolio

Supplement to Statement of Additional Information (the “SAI”)

dated May 1, 2010

            The following information supersedes and replaces any contrary information contained in the section of the SAI entitled “Management Arrangements - Portfolio Management” and “Management Arrangements – Additional Information About Portfolio Managers”:

Portfolio Management. Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the primary portfolio managers of Small Cap Stock Index Portfolio.  Ms. Wong and Messrs. Durante and Brown are dual employees of Dreyfus and Mellon Capital, an affiliate of Dreyfus.

Evelyn Y. Chen, Rebecca Gao, Lynn A. Hutchison, Todd Rose and Marlene Walker Smith serve as additional portfolio managers of Small Cap Stock Index Portfolio.  Mses. Chen, Gao, Hutchison and Smith and Mr. Rose are dual employees of Dreyfus and Mellon Capital.

            Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by each primary portfolio manager and assets under management in those accounts as of September 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Richard A. Brown	86	$31.6 billion	68	$58.4 billion	66	$34.0 billion
Thomas J. Durante	86	$31.6 billion	68	$58.4 billion	66	$34.0 billion
Karen Q. Wong	86	$31.6 billion	68	$58.4 billion	66	$34.0 billion

None of these accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by each primary portfolio manager is as follows as of September 30, 2010:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Richard A. Brown	$0
Thomas J. Durante	$1-$10,000
Karen Q. Wong	$0